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EXHIBIT 10.6.4  QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION THREE YEAR
                EMPLOYMENT AGREEMENT RENEWAL AND EXTENSION ACKNOWLEDGMENT BETWEEN QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION AND FREDERIC R. MCGILL DATED JULY 1, 1998.


                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                        THREE YEAR EMPLOYMENT AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT


Name of Executive:    Frederic R. (Rick) McGill
                   --------------------------------


The undersigned executive does hereby acknowledge that, at their regularly scheduled meeting on June 25, 1998, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Three Year Employment Agreement with the undersigned executive to a full thirty-six (36) month term, until June 30, 2001.


Dated this 1st day of July, A.D., 1998.


                                    QUAKER CITY FEDERAL SAVINGS AND
                                    LOAN ASSOCIATION



 /s/ Frederic R. McGill             By: /s/ Jerome L. Thomas
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 Executive                          Chairman of the Board